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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 27, 1997



                            HELMERICH & PAYNE, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                           1-4221                  73-0679879
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(State or other                (Commission File           (I.R.S. Employer
jurisdiction of                     Number)                Identification
incorporation)                                                 Number)


Utica at Twenty-first Street, Tulsa, Oklahoma                 74114
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(Address of principal executive offices)                   (Zip Code)


                                 (918) 742-5531
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              (Registrant's telephone number, including area code)


                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

        On March 6, 1997, Plaintiffs dismissed Helmerich & Payne, Inc. from the lawsuit styled "WILLIAM G. CALDWELL AND LOIS CUPP CALDWELL, husband and wife, et al. vs. HELMERICH & PAYNE, INC., Case No. CJ-95-74, in the District Court, 3rd Judicial District, Washita County, Oklahoma." This case was referenced in Registrant's most recent Form 10-Q filed with the Securities and Exchange Commission on February 14, 1997.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HELMERICH & PAYNE, INC.
                                              (Registrant)


                                        By: /s/ STEVEN R. MACKEY
                                            ------------------------------------
                                            Name:  Steven R. Mackey
                                            Title: Vice President, Secretary and
                                                   General Counsel

Dated: March 27, 1997





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